UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2010

WEBSTER FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31486	06-1187536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Webster Plaza, Waterbury, Connecticut		06702
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (203) 578-2202

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 17, 2010, Webster Financial Corporation (the “Corporation”) executed an Amendment No. 1 to Replacement Capital Covenant (the “Amendment”). The Corporation executed the Replacement Capital Covenant dated as of June 20, 2007 (the “Replacement Capital Covenant”) in favor of and for the benefit of each holder of Covered Debt (as defined in the Replacement Capital Covenant) in connection with its issuance of $200,010,000 aggregate principle amount of its 7.65% Fixed to Floating Rate Junior Subordinated Notes to Webster Capital Trust IV, a Delaware statutory trust, and the issuance by Webster Capital Trust IV of $200,000,000 aggregate liquidation amount of its 7.65% Fixed to Floating Rate Trust Preferred Securities.

The intent and effect of the Amendment is to provide the holders of Covered Debt with the potential benefit of the proceeds from the issuance by the Corporation of any and all Replacement Capital Securities (as defined in the Replacement Capital Covenant) on or after December 17, 2010 (the effective date of the Amendment) without regard to the date of such issuance and without double counting proceeds received in any prior Measurement Period (as defined in the Replacement Capital Covenant, as amended).

The Corporation has designated as the “Covered Debt” the $150,000,000 aggregate principal amount of its 5.125% Senior Notes due 2014 (CUSIP No. 947890AF6) (the “Senior Notes”) issued under the Senior Debt Indenture dated as of April 12, 2004 between the Corporation and The Bank of New York Mellon, as successor in interest to The Bank of New York and as trustee, as supplemented by the Supplemental Indenture dated as of April 12, 2004.

A copy of the Replacement Capital Covenant is attached as Exhibit 99.1 and incorporated herein by reference. A copy of the Amendment is attached as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Replacement Capital Covenant dated as of June 20, 2007 (incorporated by reference to Exhibit 99.1 of the Corporation’s Form 8-K filed on June 20, 2007)

99.2	Amendment No. 1 to Replacement Capital Covenant dated as of December 17, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSTER FINANCIAL CORPORATION

By:	/s/ Gerald P. Plush
Gerald P. Plush
Senior Executive Vice President and Chief Financial Officer

Date: December 17, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Replacement Capital Covenant dated as of June 20, 2007 (incorporated by reference to Exhibit 99.1 of the Corporation’s Form 8-K filed on June 20, 2007)

99.2	Amendment No. 1 to Replacement Capital Covenant dated as of December 17, 2010